                                                                   Exhibit 10.11


                              AMENDMENT AGREEMENT

     Amendment Agreement dated as of May 29, 1997 among PFS, an unincorporated division of PepsiCo, Inc., a North Carolina corporation, Pizza Hut, Inc., a Delaware corporation, Taco Bell Corp., a California corporation, Kentucky Fried Chicken Corporation, a Delaware corporation, and Kentucky Fried Chicken of California, Inc., a Delaware corporation.

     WHEREAS, the parties hereto are parties to the Sales and Distribution Agreement dated as of May 6, 1997 (the "Distribution Agreement") pursuant to which PFS has been appointed as the exclusive distributor of certain food, supplies and smallwares sold to company owned Pizza Hut, Taco Bell and KFC Restaurants in the continental United States; and

     WHEREAS, the parties hereto desire to amend the Distribution Agreement on the terms set forth herein.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     (1) Section 9 of the Distribution Agreement is hereby amended by adding the following sentence to the end of such Section:

     "Notwithstanding anything to the contrary herein, the termination of this Agreement at the expiration of such term or otherwise shall not operate to terminate the appointment of PFS as an approved distributor of the Restaurant Products sold to all Pizza Hut, Taco Bell and KFC restaurants pursuant to
Section 1 hereof."

     (2) Other than as specifically set forth herein, the Distribution Agreement shall remain in full force and effect, without amendment, modification or waiver.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first set forth above.

                                        PFS, a division of PepsiCo, Inc.


                                        By: /s/ Indra K. Nooji
                                            ----------------------------

                                            Pizza Hut, Inc.




                                         By: /s/ David Novak
                                         ----------------------------
                                         David Novak
                                         President, Chief Executive Officer

                                    Taco Bell Corp.


                                    By: /s/ John Antioco
                                        ----------------------------------
                                        John Antioco
                                        President, Chief Executive Officer


                                    Kentucky Fried Chicken Corporation


                                    By: /s/ David Novak
                                        ----------------------------------
                                        David Novak
                                        President, Chief Executive Officer


                                    Kentucky Fried Chicken of California, Inc.


                                    By: /s/ David Novak
                                        ----------------------------------
                                        David Novak
                                        President, Chief Executive Officer


                                     - 2 -